UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

RightNow Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

Oracle Corporation

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Filed by Oracle Corporation

Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934

Subject Company: RightNow Technologies, Inc.

Commission File No.: 000-31321

Oracle Buys RightNow

Adds Leading Customer Service Cloud Offering to Oracle’s Public Cloud

Redwood Shores, CA – October 24, 2011

Oracle today announced that it has entered into an agreement to acquire RightNow Technologies, Inc. (NASDAQ: RNOW), a leading provider of cloud-based customer service, for $43.00 per share or approximately $1.5 billion net of RightNow’s cash and debt. RightNow’s Customer Service Cloud helps organizations deliver exceptional customer experiences across call centers, the web and social networks. Together, Oracle and RightNow can enable a superior customer experience at every contact and across every channel.

The Board of Directors of RightNow Technologies has unanimously approved the transaction. The transaction is expected to close by late 2011 or early 2012, subject to RightNow stockholder approval, certain regulatory approvals and customary closing conditions.

“Oracle is moving aggressively to offer customers a full range of Cloud Solutions including sales force automation, human resources, talent management, social networking, databases and Java as part of the Oracle Public Cloud,” said Thomas Kurian, Executive Vice President, Oracle Development. “RightNow’s leading customer service cloud is a very important addition to Oracle’s Public Cloud.”

“RightNow’s products add leading customer experience capabilities that help empower companies to interact with and provide a consistent experience to customers across channels,” said Greg Gianforte, CEO, RightNow. “We look forward to combining our complementary capabilities along with maintaining and expanding our presence in Bozeman, Montana in order to better service our customers.”

More information on this announcement can be found at http://www.oracle.com/rightnow.

About Oracle

Oracle engineers hardware and software to work together in the cloud and in your data center. For more information about Oracle (NASDAQ:ORCL), visit www.oracle.com.

Trademarks

Oracle is a registered trademark of Oracle Corporation and/or its affiliates. Other names may be trademarks of their respective owners.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains certain forward-looking statements about Oracle and RightNow, including statements that involve risks and uncertainties concerning Oracle’s proposed acquisition of RightNow, anticipated customer benefits and general business outlook. When used in this press release, the words “anticipates”, “can”, “will”, “look forward to”, “expected” and similar expressions and any other statements that are not historical facts are intended to identify those assertions as forward-looking statements. Any such statement may be influenced by a variety of factors, many of which are beyond the control of Oracle or RightNow, that could cause actual outcomes and results to be materially different from those projected, described, expressed or implied in this press release due to a number of risks and uncertainties. Potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed, the anticipated synergies of the combined companies may not be achieved after closing, the combined operations may not be successfully integrated in a timely manner, if at all, general economic conditions in regions in which either company does business, and the possibility that Oracle or RightNow may be adversely affected by other economic, business, and/or competitive factors. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Oracle or RightNow.

In addition, please refer to the documents that Oracle and RightNow, respectively, file with the U.S. Securities and Exchange Commission (the “SEC”) on Forms 10-K, 10-Q and 8-K. These filings identify and address other important factors that could cause Oracle’s and RightNow’s respective operational and other results to differ materially from those contained in the forward-looking statements set forth in this press release. You are cautioned to not place undue reliance on forward-looking statements, which speak only as of the date of this press release. Neither Oracle nor RightNow is under any duty to update any of the information in this press release.

Additional Information about the Merger and Where to Find It

In connection with the proposed merger, RightNow will file a proxy statement with the SEC. Additionally, RightNow and Oracle will file other relevant materials in connection with the proposed acquisition of RightNow by Oracle pursuant to the terms of an Agreement and Plan of Merger by and among OC Acquisition LLC, a wholly owned subsidiary of Oracle, Rhea Acquisition Corporation, a wholly-owned subsidiary of Oracle, and RightNow. The materials to be filed by RightNow with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. Investors and security holders of RightNow are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger. Oracle, RightNow and their respective directors, executive officers and other members of its management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of RightNow stockholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Oracle’s executive officers and directors in the solicitation by reading the proxy statement and other relevant materials filed with the SEC when they become available. Information concerning the interests of RightNow’s participants in the solicitation, which may, in some cases, be different than those of RightNow’s stockholders generally, is set forth in the materials filed with the SEC on Form 10-K and will be set forth in the proxy statement relating to the merger when it becomes available.

Contact Info

Carol Sato Oracle Corporate Communications +1.650.633.5551 carol.sato@oracle.com	Ken Bond Oracle Investor Relations +1.650.506.4073 ken.bond@oracle.com

Filed by Oracle Corporation

Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934

Subject Company: RightNow Technologies, Inc.

Commission File No.: 000-31321

Oracle Buys RightNow Adds a Leading Customer Service Cloud Offering to the Oracle Public Cloud October 24, 2011

Oracle is currently reviewing the existing RightNow product roadmap and will be providing guidance to customers in accordance with Oracle's standard product communication policies. Any resulting features and timing of release of such features as determined by Oracle's review of RightNow's product roadmap are at the sole discretion of Oracle.  All product roadmap information, whether communicated by RightNow or by Oracle, does not represent a commitment to deliver any material, code, or functionality, and should not be relied upon in making purchasing decision. It is intended for information purposes only, and may not be incorporated into any contract.
Cautionary Statement Regarding Forward-Looking Statements
This document contains certain forward-looking statements about Oracle and RightNow, including statements that involve risks and uncertainties concerning
Oracle's proposed acquisition of RightNow, anticipated customer benefits and general business outlook.  When used in this presentation, the words
"anticipates", “can", “will”, "look forward to", "expected" and similar expressions and any other statements that are not historical facts are intended to identify those assertions as forward-looking statements. Any such statement may be influenced by a variety of factors, many of which are beyond the control of
Oracle or RightNow, that could cause actual outcomes and results to be materially different from those projected, described, expressed or implied in this presentation due to a number of risks and uncertainties. Potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed, the anticipated synergies of the combined companies may not be achieved after closing, the combined operations may not be successfully integrated in a timely manner, if at all, general economic conditions in regions in which either company does business, and the possibility that Oracle or RightNow may be adversely affected by other economic, business, and/or competitive factors.  Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Oracle or RightNow.
In addition, please refer to the documents that Oracle and RightNow, respectively, file with the U.S. Securities and Exchange Commission (the “SEC”) on
Forms 10-K, 10-Q and 8-K. These filings identify and address other important factors that could cause Oracle's and RightNow's respective operational and other results to differ materially from those contained in the forward-looking statements set forth in this presentation. You are cautioned to not place undue reliance on forward-looking statements, which speak only as of the date of this presentation. Neither Oracle nor RightNow is under any duty to update any of the information in this presentation.
Additional Information about the Merger and Where to Find It
In connection with the proposed merger, RightNow will file a proxy statement with the SEC.  Additionally, RightNow and Oracle will file other relevant materials in connection with the proposed acquisition of RightNow by Oracle pursuant to the terms of an Agreement and Plan of Merger by and among, OC
Acquisition LLC, a wholly owned subsidiary of Oracle, Rhea Acquisition Corporation, a wholly-owned subsidiary of Oracle, and RightNow. The materials to be filed by RightNow with the SEC may be obtained free of charge at the SEC's web site at www.sec.gov. Investors and security holders of RightNow are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger. Oracle, RightNow and their respective directors, executive officers and other members of its management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of RightNow stockholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Oracle's executive officers and directors in the solicitation by reading the proxy statement and other relevant materials filed with the SEC when they become available. Information concerning the interests of RightNow's participants in the solicitation, which may, in some cases, be different than those of RightNow's stockholders generally, is set forth in the materials filed with the SEC on Form 10-K and will be set forth in the proxy statement relating to the merger when it becomes available.

What We Are Announcing
• Oracle buys RightNow
• About RightNow
• Combination creates the most advanced and comprehensive Software-as-a-Service
(SaaS) and Platform-as-a-Service (PaaS) offering
• RightNow is a leading provider of cloud-based customer service software that helps organizations deliver exceptional customer experiences across the web, social networks and contact centers
• Headquartered in Bozeman, Montana, with over 1,000 employees worldwide
• Nearly 2,000 organizations rely on RightNow across a wide range of consumer-centric industries
• Oracle provides: Sales Cloud, Marketing Cloud, Human Capital Cloud, Talent
Management Cloud, Social Network Cloud, Database Cloud, Java Cloud, Data Cloud,
Security Cloud
• RightNow provides: Customer Service Cloud
• Adds a leading customer service cloud offering to the Oracle Public Cloud
• Oracle to purchase RightNow for $43.00 per share, or approximately $1.5 billion net of cash and debt
• Transaction is expected to close in late 2011 or early 2012

Fusion
HCM
Fusion
Talent
Database
Service
Java
Service
Oracle
Social
Network
Data
Service
Security
Service
Oracle Adds RightNow’s Customer Service
Cloud to the Oracle Public Cloud
Customer
Service
Fusion
Sales and
Marketing

RightNow
Social™
Experience
RightNow
Web™
Experience
RightNow
Contact Center™
Experience
Intent Guide
Web / Mobile Self-Service
Email Management
Chat / Co-Browse
CX for Facebook
Support Community
Innovation Community
Cloud Monitor
Voice Experience Manager
Dynamic Agent Desktop
RightNow
Engage™
Customer Feedback, Service, Sales, Marketing, Analytics

ORACLE

RightNow’s Customer Service Cloud
Delivers Exceptional Customer Experiences Across Service Channels
RightNow Web Experience
• Provides a rich online customer
experience solution to research,
purchase, or resolve issues from any
device
RightNow Social Experience
• Manages interactions across the social
Web as a fully integrated part of the
customer experience
RightNow Contact Center Experience
• Delivers end-to-end management of
the customer journey through unified
records, interfaces and knowledge
RightNow Engage
•
Enhances the customer experience
with proactive, highly personalized
communications informed by
integrated analytics

Recommend
Maintain
Use
Receive
Need
Research
Select

ORACLE

Delivering Great Experiences Throughout the
Customer Journey
•
Consumer (B2C) and business (B2B)
customers move through a closed-loop,
continuous journey
•
Market and sell during the buying phase
•
Support and serve once they own
•
Customers require a simple, consistent,
relevant experience throughout the journey
•
Implemented across all channels of
interaction
•
Exceptional customer experiences create
loyalty, advocacy and repeat business
•
Integrated solutions can help deliver
seamless customer experiences, grow
revenue and reduce costs
6
Purchase
7
Market
and
Sell
Support
and
Serve
6
3
4
8
5
1
2
The Customer Journey

Select
Research
Need
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Recommend
Maintain
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ORACLE

Oracle and RightNow
Deliver a Complete B2C Customer Experience
Oracle’s Fatwire
Oracle Siebel
Marketing
Endeca (pending)
Oracle ATG
Commerce
Oracle Financials,
Procurement and
Supply Chain
RightNow Service
RightNow Service
RightNow Service
Purchase
Market
and
Sell
Support
and
Serve
Serves the anytime, anywhere consumer
in a seamless, personal way
• Across all channels: the web, in a store,
over the phone, via mobile device
• Increases customer satisfaction
• Drives loyalty and advocacy
Empowers today’s brand manager
•
Strategic tools and applications that
enable personalized interactions with
consumers
• Engage, sell to and service consumers
across all channels and devices
Accelerates acquisition of new
customers, maximizes customer
retention, and improves operational
efficiency
3
4
8
7
5
1
2
6
1
2
3
4
5
6
7
8
7

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Maintain
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Need
Select
Research
Use

ORACLE

8
Oracle and RightNow
Deliver a Complete B2B Customer Experience
4
6
Fusion Marketing
Fusion Marketing
Fusion Opportunity
Management
Fusion Sales Force
Automation
Fusion Financials,
Procurement and
Supply Chain
Oracle InQuira
RightNow Service
RightNow Service
Enables an effective commerce-
anywhere environment
• Provides a consistent cross-channel
experience to business customers
• Delivers a unified view of the business
customer
• Gives a complete view of the business
customer, including orders, products and
promotions
• Efficiently creates and manages a
unified, personalized business customer
experience across all product categories,
brands and sites (online and in-store)
Accelerates acquisition of new
customers, maximizes customer
retention, and improves operational
efficiency
Purchase
5
Market
and
Sell
6
7
8
4
3
2
1
Support
and
Serve
1
2
3

5

Email
Mobile
Social Web
Web Experience
Storefront
Chat
Contact Center Experience
Social Experience
Phone
Co-Browse
Direct Experience
Web Self-Service
Forums

ORACLE

Oracle and RightNow
Provide a Unified, Personalized Experience Across All Channels and
Customer Touch Points
Consistent customer experience
across all channels
• Consumer customers and business
customers
• Web, contact center, social
networks, stores, branches and sales
teams
Marketing, sales and service
applications drive the superior
customer experience
• Oracle provides the marketing and
sales experiences
• RightNow provides the service and
support experiences

Yahoo!, Ubisoft, Omniture, Real, Ricoh, Western Digital, Logitech, Targus, myspace, napster, Concur, Activision, Toshiba, iomega, SOE
	Overstock.com, LeapFrog, HunterDouglas, ShopNBC, Nutrisystem, Black & Decker, 3M, Jacuzzi, Bass Pro Shops, Bausch & Lomb, Thule, photobox, comet, drugstore.com, Cabela's, tinyprints, Canon, Remington, Nikon
	Bresnan, tiscali, telecom, Alltel, Proxim, T-Mobile, belgacom, Siemens, Apptix, WestconGroup, NuComm international, vodafone, yes Optus, TDS telecom, Sprint, kpn
	Orbitz, AAA, Click Travel, KLM, travelocity, Thomas Cook, Hertz, Air Canada, Hawaiian Airlines, Air New Zealand, Airfrance, enterprise, British Airways, spirit airlines
	Ceridian, Navy Federal Credit Union, VPI Pet Insurance, Allstate, PayPal, ABN·AMRO, Prudential, WorldPay, Jackson Hewitt, TD Bank, selecthealth, experian, ING, Reuters, Ellie Mae
	U.S. Army, NASA, UCLA, U.S. Census Bureau, United States Postal Service, Social Security Administration, HigherOne, University of South Florida, USDA, University of Houston, DeVry University, The University of Melbourne, Minnesota State Colleges & Universities

ORACLE

RightNow’s Global Customers Include Leaders
Across Industries
High
Tech
Retail and
Consumer
Goods
Telecom
Travel and
Hospitality
Financial
and
Insurance
Government
and
Education
* Customer Information and Logos Provided by RightNow

British Airways Success Story
Improved Customer Experience and Reduced Inbound Email 60%
COMPANY OVERVIEW:
• British Airways is a full
service global airline,
offering year-round low
fares with an extensive
global route network flying
to and from centrally-
located airports
CHALLENGES:
• Improve consistency of customer service
across channels for loyalty program members
• Introduce “AskBA,” an online service offering
for customers
RIGHTNOW PROVIDES:
• RightNow Service, RightNow Web Self
Service, RightNow Email Management,
RightNow Incident Management
RESULTS:
• 60% reduction in inbound
• 55,000 customer questions answered weekly
through “AskBA”
• Improved customer experience across British
Airways Executive Club
• Decreased agent response times
* Customer Information and Logos Provided by RightNow

Overstock.com Success Story
Improves Net Promoter Score 7x While Saving $1 Million Per Month On Operations
COMPANY OVERVIEW:
• Overstock.com is an online ‘closeout’
retailer offering discount, brand-name
merchandise for sale online
• The company offers an opportunity to
shop for bargains conveniently, while
offering its suppliers an alternative
inventory liquidation distribution
channel
CHALLENGES:
• Significantly improve the quality of the customer
experience across all communication channels
• Improve contact center efficiency in order to cost-
effectively scale the business
• Gain greater visibility into customer needs, market trends, and opportunities for business process improvement
RIGHTNOW PROVIDES:
• RightNow Service, RightNow Email Management,
RightNow Chat, RightNow Call Tracking, RightNow
Feedback
RESULTS:
• NetPromoter score has seen nearly a 7x improvement
while customer satisfaction scores have jumped 10%
• Approx. $1M in savings per month from contact center
reductions
• Email volume is down 72%; first-call resolution rates have improved 10%; call handle times have been reduced by
25%
• Ranked no. 4 retailer nationwide by National Retail
Federation in customer service - one year after not
making the top 150
* Customer Information and Logos Provided by RightNow

ABN AMRO Success Story
Increases Online Leads By 50%
COMPANY OVERVIEW:
• ABN AMRO is a full service
bank servicing retail, private
and commercial banking clients
• Based in the Netherlands, ABN
AMRO support clients with
banking and specialist sector
knowledge and their selective
international network
CHALLENGES:
• Improve web service
• Generate more sales leads on their
website
RIGHTNOW PROVIDES:
• RightNow Intent Guide
RESULTS:
• Improved the customer experience
by clarifying customer questions
and needs
• Increased online leads by 50%
• Improved cost-effectiveness of their
customer-facing solutions
* Customer Information and Logos Provided by RightNow

RealNetworks Success Story
Improves Customer Satisfaction and Consumer Experience
COMPANY OVERVIEW:
• RealNetworks creates products and
services that make it easier for people to
access and enjoy digital media on the
devices and platforms they choose to use
• RealPlayer® has now been downloaded
more than 100 million times and plays
more audio and video files than any other
media player
CHALLENGES:
• Increase agent efficiency
• Customize incident tracking for each vertical business
• Consolidate vendors
RIGHTNOW PROVIDES:
• RightNow Service, RightNow Feedback,
RightNow Chat, RightNow Email Management,
RightNow Web Self Service, RightNow Call Tracking,
RightNow Contextual Workspaces
RESULTS:
• 40% of RealNetworks’ customers resolve their issues
online without escalating to an agent
• Reduced agent call handle times
• Customer satisfaction has increased 10 absolute
points
• Email response times dropped to less than 12 hours
• Agents facilitate more than 250k chat sessions per
year
• Less than 1% of online chat sessions are escalated
* Customer Information and Logos Provided by RightNow

RightNow brings
complementary
advantages to the
Oracle Public Cloud
• Oracle offers best-in-class Sales Cloud, Marketing Cloud, Human
Resources Cloud, Talent Cloud, Social Network Cloud, Java Cloud,
Database Cloud; RightNow offers leading Customer Service Cloud
• Oracle’s Sales and Marketing Cloud offers best-in-class customer experience for B2B customers; RightNow offers leading customer service for B2B
• Oracle’s ATG Commerce and WebCenter offers best-in-class customer experience for B2C customers; RightNow offers leading customer service for B2C
• Oracle’s BI, Middleware and ERP solutions can offer value to RightNow customers
RightNow’s Customer
Service Cloud helps
deliver exceptional
customer service via
web, social networks
and contact centers
• Recognized as a leader for its approach to delivering a Customer
Service Cloud with integrated service across web, social networks and contact centers
• RightNow is the customer experience fabric for nearly 2,000 organizations around the globe, currently serving more than 8 million users per day
• Experienced management team and employee base with specialized skills for developing, selling, servicing, operating and supporting cloud solutions
Oracle and RightNow
Complementary Public Cloud and Customer Experience Solutions
For more information please visit oracle.com/rightnow